EXHIBIT 10.11

                                              ENTERPRISE FUNDING CORPORATION
                                           c/o MERRILL LYNCH MONEY MARKETS, INC.
                                           World Financial Center - South Tower
                                                    225 Liberty Street
                                                 New York, New York  10281


March 31, 1995


Mr. James E. Glasscock
Executive Vice President & CFO
McRae's, Inc.
Highway 80-West
Jackson, Mississippi  39209

Dear Jim:

At your request, Enterprise Funding Corporation (the "Company") hereby agrees to amend the Transfer and Administration Agreement between the Company and McRae's, Inc. dated January 27, 1993 (incorporating all amendments to date, the "Agreement") as follows:

          In Section 1.01 of the Agreement, the definition of Termination Date shall be amended such that the reference to "March 31, 1996" shall be amended to read "September 30, 1996".

          In Section 9.01 of the Agreement, the table in subparagraph
          (iii) shall be deleted in its entirety and replaced by the following:

                  PERIOD                                    RATIO

          Effective Date through
            July 28, 1995                                1.50 to 1.00
          July 29, 1995 through
            January 2, 1996                              1.55 to 1.00
          January 3, 1996 through
            May 3, 1996                                  1.60 to 1.00
          May 4, 1996 and thereafter                     1.75 to 1.00

          In Section 9.01 of the Agreement, the table in subparagraph
          (iv) shall be deleted in its entirety and replaced by the following:

                   PERIOD                               RATIO

          Effective Date through
            January 27, 1995                        4.50 to 1.00
          January 28, 1995                          3.50 to 1.00
          January 29, 1995 through
            July 28, 1995                           3.90 to 1.00
          July 29, 1995 through
            October 27, 1995                        3.70 to 1.00
          October 28, 1995 through
            February 2, 1996                        3.60 to 1.00
          February 3, 1996 through
            May 3, 1996                             3.50 to 1.00
          May 4, 1996 and thereafter                3.00 to 1.00


The Transferor hereby represents and warrants that the representations and warranties of the Transferor set forth in
Section 3.01 of the Agreement are true and correct as of the date hereof (except those representations and warranties set forth therein which specifically relate to an earlier date).

All other terms and conditions of the Agreement not amended by this letter agreement shall remain unchanged and in full force and effect. This letter agreement shall be effective as of the date hereof.

Please signify your concurrence with this amendment to the Agreement by signing the enclosed duplicate original of this letter and returning it to Michelle M. Heath, NationsBank
Investment Banking, NationsBank Corporate Center - 7th Floor, 100
N. Tryon Street, Charlotte, North Carolina  28255.

Sincerely,

ENTERPRISE FUNDING CORPORATION


By: /s/ Thomas S. Dunstan
Name: Thomas S. Dunstan
Title: Assistant Vice President


ACCEPTED AND AGREED this ______ day of _____________, 1995

McRAE'S, INC.


By: /s/ James E. Glasscock
Name: James E. Glasscock
Title: Executive Vice President & CFO